;


                                                                   Exhibit 99.1



               McLeodUSA Incorporated Receives Court Approval of
             All "First Day Motions" to Conduct Business as Usual

o Trade Creditors to be Paid in the Ordinary Course of Business
o Employee Wages and Benefits to be Paid in the Ordinary Course of Business
o Interim Approval Granted to Access up to $20 Million of New $50 Million DIP Facility
o Plan Confirmation Hearing Set for December 15, 2005

Cedar Rapids, Iowa -- October 31, 2005 -- McLeodUSA Incorporated, one of the nation's largest independent, competitive telecommunications services providers, announced today that the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, has approved orders requested by the Company in a series of court filings known as "First Day Motions." This follows last Friday's announcement by the Company that it had filed a prepackaged plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code.

The First Day Motions allow McLeodUSA to conduct business as usual with respect to its customers, employees and suppliers and to maintain existing cash management systems. Among other things, the Court authorized the Company to:

     o Continue payment of all trade creditors in the ordinary course and without interruption;
     o Continue payment of all employee salaries and benefits without interruption;
     o    Access up to $20 million of a new $50 million debtor-in-possession
          (DIP) credit facility; and
     o Continue to use existing cash management systems and maintain existing bank accounts.

The Court also set December 15, 2005 as the date for the combined hearing to approve the Company's disclosure statement and plan of reorganization.

About McLeodUSA
---------------
McLeodUSA provides integrated communications services, including local services, in 25 Midwest, Southwest, Northwest and Rocky Mountain states. The Company is a facilities-based telecommunications provider with, as of June 30, 2005, 38 ATM switches, 39 voice switches, 698 collocations and 432 DSLAMs. The Company today has approximately 1,720 employees. Visit the Company's Web site at www.mcleodusa.com

Some of the statements in this press release include statements about our future expectations. Statements that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by
Section 21E of the Exchange Act and Section 27A of the Securities Act. Such statements may include projections of financial and operational results and goals, including revenue, EBITDA, Adjusted EBITDA, profitability, savings and cash. In some cases, you can identify these so-called "forward-looking statements" by our use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "project," "intend" or "potential" or the negative of those words and other comparable words. These forward-looking statements are subject to known as well as unknown risks and uncertainties that may cause actual results to differ materially from our expectations. Our expectations are based on various factors and assumptions and reflect only our predictions. Factors that could cause actual results to differ materially from the forward-looking statements include technological, regulatory, public policy or other developments in our industry, availability and adequacy of capital resources, our ability to continue as a going concern, our ability to implement a strategic transaction or a capital restructuring, current and future economic conditions, the existence of strategic alliances, our ability to generate cash, our ability to implement process and network improvements, our ability to attract and retain customers, our ability to migrate traffic to appropriate platforms and changes in the competitive climate in which we operate. These and other risks are described in more detail in our most recent Annual Report on Form 10-K filed with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Contact:
McLeodUSA Incorporated, Cedar Rapids, IA
Investor Contact: Bryce Nemitz
Press Contact:    Bruce Tiemann
Phone:  (319) 790-7800